UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Florida Gaming Corporation

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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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No fee required.

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(3)

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Florida Gaming Corporation

September 30, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Florida Gaming Corporation, which will be held on November 4, 2005 at 1:00 p.m., Eastern Daylight Time, at the Ramada Inn, 700 West Riverside Drive, Jeffersonville, Indiana 47130.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Florida Gaming Corporation.

Sincerely,

/s/ W. B. Collett
W. B. Collett
Chairman of the Board
and Chief Executive Officer

Florida Gaming Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of Florida Gaming Corporation., a Delaware corporation (or the “Company”) will be held at 700 West Riverside Drive, Jeffersonville, Indiana 47130 at 1:00 P.M., Eastern Daylight Time, for the following purposes:

1.

To confirm the appointment of King & Company, PSC as the Company’s auditor for the year ended December 31, 2005;

2.

To elect five directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified; and

3.

To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on October 4, 2005 are entitled to notice of, and to vote at this meeting. A list of stockholders of the Company will be available for inspection during normal business hours from October 24, 2005 through November 4, 2005, at the office of the Company located at 2669 Charlestown Road, Suite D, New Albany, IN 47150.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. B. Collett , Jr.
W. B. Collett, Jr.
President and Chief Operating Officer

September 30, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE FLORIDA GAMING CORPORATION THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

Florida Gaming Corporation

2669 Charlestown Road, Suite D

New Albany, IN 47150

(502) 589-2000

PROXY STATEMENT
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON NOVEMBER 4, 2005

THE ANNUAL MEETING

General

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of Florida Gaming Corporation for use at the Annual Meeting of the Stockholders to be held on November 4, 2005 at 700 West Riverside Drive, Jeffersonville, IN 47130, and at any adjournment thereof (the “Meeting”), for the purpose of considering and voting upon the named nominees to the board of directors and to confirm the appointment of King & Company, PSC as the Company’s auditor for the year ended December 31, 2005. This Proxy Statement, the Notice of Meeting, and the enclosed form of Proxy are expected to be mailed to stockholders on or about October 4, 2005.

Record Date and Shares Entitled to Vote

The close of business on October 4, 2005 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of the common stock, $0.20 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On September 30, 2005, there were an aggregate of 3,170,150 shares of Common Stock outstanding and entitled to vote.

Proxy Solicitation

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Florida Gaming Corporation and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Florida Gaming Corporation will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Florida Gaming Corporation will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding Florida Gaming Corporation proxies and related materials may be directed in writing to the Chief Financial Officer, Ms. Kimberly Tharp, 2669 Charlestown Road, Suite D, New Albany, Indiana 47150.

Votes Required

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of all nominees or voters may abstain from voting in the election of directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

Confirmation of King & Company PSC as auditors for the Company will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

Voting of Proxies

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted, by: (a) advising Florida Gaming Corporation in writing of such revocation; (b) executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

Dissenters’ Right of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

Quorum

The presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Stockholder Proposals

No proposals have been received from any shareholder to be considered at the Annual Meeting.

SELECTION OF AUDITORS

The board of directors selected King & Company PSC as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2005. The shareholders are being asked to confirm this appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING KING & COMPANY PSC AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY FLORIDA GAMING CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF
FLORIDA GAMING CORPORATION

Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons currently serve as members of the board of directors are being nominated for election to the board of directors at the Annual Meeting:

Name of Nominee	Age

W. B. Collett	73
W. B. Collett, Jr.	50
George Galloway, Jr.	72
Roland M. Howell	89
William Haddon	74

It is the intention of the person named in the accompanying Proxy to vote Proxies for the election of the five nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

Nominees For Election As Directors

The Board of Directors had 5 meetings last year. All directors attended 75% or more of the meetings. Following is information about each of the nominees for election to the board of directors:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY FLORIDA GAMING CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

W. Bennett Collett has served as Chairman of the Board, Chief Executive Officer and a director of Freedom Financial Corporation (“Freedom”) since its formation in 1985. Freedom was a registered bank holding company until January, 1988 when it sold its banking subsidiaries. Mr. Collett has served as Chairman and director of Freedom Holding, Inc. (“Holding”) since its formation in December 1992. Holding’s sole business currently is to hold shares of Freedom. Mr. Collett has been involved in the management of banking and financial service companies for over 30 years, having been a principal officer, and director of ten commercial banks. For 14 years Mr. Collett was a principal shareholder and chief executive officer of various banks and finance companies in Alabama, Arkansas, Georgia, Indiana and Missouri ranging in asset size from $1,000,000 to $500,000,000.

W. Bennett Collett, Jr. served as President of Freedom from 1988 to 1989. Since August 1989, Mr. Collett has served as Executive Vice President of Freedom. He has been a director of Freedom since its formation in 1985 and a director of Holding since April, 1998. He presently serves as Secretary and Treasurer of Holding. Mr. Collett is responsible for directing the Company’s gaming operations (live jai-alai performances and inter-track wagering). Mr. Collett currently serves as President and Chief Operating Officer and was appointed to the Company’s Board of Directors on August 9, 1994. W. Bennett Collett Jr. is the son of W. Bennett Collett.

George W. Galloway, Jr., M.D. a physician since 1958, served as the medical director of the emergency services at Kennestone Hospital in Marietta, Georgia from 1983 until his retirement in March 1999.

Roland M. Howell was a principal in several hotels in South Florida and was active in various positions in hotel management for over thirty years. He owned and operated hotels in Florida for approximately twenty years before his retirement in 1969. He is currently a private investor with interests primarily in municipal bonds, stocks, and real estate.

William Haddon an attorney and certified public accountant, has been engaged In the private practice of law in Atlanta, Georgia since 1962.

Directors and Executive Officers

The following information sets forth the names of our executive officers, their ages and their present positions.

Name	Age	Position with the Company	Director or Executive Officer Since

W. Bennett Collett	73	Chief Executive Officer,	1993
		Director and Chairman

W. Bennett Collett, Jr.	50	President, Director, and Chief Operating Officer	1993

Kimberly R. Tharp	47	Chief Financial Officer, Treasurer and Secretary	2002

George Galloway, Jr.	72	Director	1994

Roland M. Howell	89	Director	1995

William Haddon	74	Director	2001

Family Relationships

W. B. Collett, Chairman and CEO, is the father of W. B. Collett, Jr., President and Chief Operating Officer.

Legal Proceedings

No director or officer or any associate of any director or officer is a party adverse to the Company or has any material interest adverse to the Company.

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of the Board of Directors

Florida Gaming Corporation does not currently have a compensation committee, nominating committee, executive committee, or stock plan committee. Florida Gaming Corporation has an independent audit committee and a qualified legal compliance committee. The audit committee consists of Dr. George Galloway and William Haddon and the qualified legal compliance committee consists of Dr. George Galloway, William Haddon and Roland M. Howell. William Haddon is qualified to serve as a financial expert on the audit committee. The Company does not have a nominating committee at this time. The reason for not electing a nominating committee is the board of directors is so small that they feel it is not necessary. The Company will consider any person for nomination presented by any shareholder. If a shareholder wishes to get in touch with a director, please send correspondence to 2669 Charlestown Road, Suite D, New Albany, IN 47150 or call (502) 589-2000.

Audit Committee Report

Audit Committee Pre-Approval Policies

The duties and responsibilities of the Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which will not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to any one or more members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Report of the Audit Committee

On January 10, 2001, the Board of Directors of the Company adopted resolutions creating an audit committee and adopted a written charter setting forth the audit committee’s duties and responsibilities, a copy of which is attached hereto as Exhibit A. The following persons, all of whom are independent directors of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers, have been elected to serve as members of the audit committee: Dr. George W. Galloway, Jr., and William C. Haddon.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, audit process, and system of internal control. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s reporting process. The Company’s independent accountants, King & Company, PSC, are responsible for expressing an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.

The Audit Committee reports as follows:

•

For the fiscal year ended December 31, 2004, the Company paid King & Company, PSC:

Audit Fees. For the year ended December 31, 2004, audit fees were $57,655 compared to $41,700 for the year ended December 31, 2003.

Audit-Related Fees. For the year ended December 31, 2004, audit-related fees were $5,360 compared to $4,325 for the year ended December 31, 2003. Audit-Related fees consisted of a review of 10-KSB and communications with audit committee.

Tax Fees. For corporation tax return preparation for the year ended December 31, 2004, the fees were $6,540 compared to $6,250 for the year ended December 31, 2003.

All Other Fees. Miscellaneous Fees for the year ended December 31, 2004 were $2,638 compared to $408 for the year ended December 31, 2003.

•

The Audit Committee has determined that the nonaudit services provided by King & Company, PSC was compatible with maintaining King & Company’s independence.

•

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

•

The Audit Committee has discussed with the Company’s independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

•

The Audit Committee has received written disclosures from the Company’s independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standards No. 1, Independent Discussions with Audit Committee) was received and discussions were held with the independent accountants concerning their independence.

The Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The undersigned members of the Audit Committee have submitted this Report:

William C. Haddon
George W. Galloway, Jr.

Certain Relationships and Related Transactions

Freedom and Freedom Holding may each be deemed to be a “parent” of the Company as such term is defined in the rules promulgated under the U.S. Securities & Exchange Act, by virtue of Freedom’s beneficial ownership of 31.2% of the Common Stock of the Company and Freedom Holding’s beneficial ownership of 100% of the Common Stock of Freedom. See ITEM 11, “Security Ownership of Certain Beneficial Owners and Management”.

As of September 30, 2005, Florida Gaming Corp. had an account receivable from Freedom for $235,317. The receivable is anticipated to be short term.

In April 1999, in order to stimulate lot sales and the construction of new homes in Tara Club Estates, W. Bennett Collett, the Company’s Chairman, formed a joint venture with an unaffiliated builder called Tara Construction Co. (the “Joint Venture”). The Joint Venture borrowed $1,200,000 from two commercial banks to finance the purchase of lots and the construction of homes on the lots. The Company sold nine (9) lots to the Joint Venture for an aggregate of $431,000 cash and the Joint Venture pledged the lots to secure the bank loans. The sale of the lots to the Joint Venture resulted in a $212,445 profit to the Company. In June of 1999, the joint venture commenced construction of homes on eight (8) of the lots and subsequently sold three (3) of the lots and houses for an aggregate of $880,000, which resulted in a profit of $76,588. The Joint Venture paid $38,294, which was the Chairman’s share of the profits, to the Company. The Company advanced $112,100 to the Joint Venture in 1999 and $451,039 to the Joint Venture in 2000, for an aggregate of $563,139, to help finance the construction of houses on five (5) of the lots. In 2001, the Joint Venture transferred to the Company the five (5) lots and houses and one (1) lot, subject to the mortgages thereon totaling approximately $954,000. During the twelve month period ended December 31, 2002, the Company sold three homes for a total of $823,400 which resulted in a loss of $74,824. No homes were sold in 2003 or 2004.  Mr. Collett has agreed to personally indemnify the Company for the loss, if any, resulting from the above described transaction.

The Company’s Tara Club Estates subsidiary leases certain heavy construction equipment from a related party, Freedom Financial Corporation under a verbal month-to-month lease agreement. During 2000, the Company made lease payments to Freedom totaling approximately $265,000 and by mutual agreement of the parties, amortized such payment to expense at the rate of $14,500 per month. On June 25, 2001, Freedom sold a piece of the heavy construction equipment as part of the bulk sale of the residential property and reduced the lease expense to $10,000 a month. On April 1, 2002 the Company reduced the lease expense to $8,000 a month and the Company expensed these lease payments. Accordingly, total lease expense under this lease during 2004 and 2003 was $96,000.

The CIB Bank debt is subject to various monetary and non-monetary convents including a requirement that the debt service coverage ratio for the Company’s Centers subsidiary (EBITDA over scheduled debt service) exceeds 1.85 to 1 at all times. At December 31. 2003, the Company was not in default on any of the required covenants, The CIB Bank debt is personally guaranteed by the Company’s Chairman. In that connection the Company has agreed to compensate the Chairman annually in an amount equal to 2% of the average outstanding balance of the CIB Bank loan on each anniversary date of the loan. As of December 31, 2004, such amounts that had been accrued through September 30, 2004 were applied through the line of credit with Freedom Financial Corporation.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2004, all Section 16 (a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Compensation of Executive Officers

Summary Compensation Table

	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary		Options/ SARS	All Other Compensation

W. Bennett Collett Chairman of the Board and Chief Executive Officer	2004 2003 2002	$ $ $	* * *	-230,000- -0- -0-	-0- -0- -0-

Daniel Licciardi Vice President-Florida Gaming Centers Pari Mutuels Mgr	2004 2003 2002	$ $ $	141,300 112,000 112,000	-30,000- -0- -0-	-0- -0- -0-

W. B. Collett, Jr. President, Director & Chief Operating Officer	2004 2003 2002	$ $ $	224,500 216,000 192,000	-105,000- -0- -0-	-0- -0- $25,000w

——————

w

On April 9, 2002, the Company authorized a performance bonus to W. B. Collett, Jr.

*

In September, 1997, the Company discontinued the salary payments to Mr. Collett and began paying $30,000 per month to Freedom Financial Corporation in lieu of paying a salary to Mr. Collett. The payments to Freedom Financial Corporation totaled $360,000 in each year from 1998 to 2002. Beginning in 2003, the payments were increased to $40,000 a month to Mr. Collett. Effective May 1, 2005 the Board of Directors approved an increase from $40,000 to $50,000 per month. Mr. Collett is Chairman of the Board and Chief Executive Officer of Freedom Financial Corporation. There is no written employment or consulting agreement between the Company and Freedom Financial Corporation.

Compensation of Directors

Only outside directors receive compensation for their services as director. These directors receive $750 per month. The table below discloses all compensation paid to outside directors for their service on the board of directors for the year ended December 31, 2004.

Outside Director	Year	Compensation

Roland M. Howell	2004	9,000
George Galloway	2004	9,000
William Haddon	2004	9,000

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of September 30, 2005 concerning each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company and information regarding beneficial ownership of Common Stock, the Class B Common Stock of Freedom, and the Common Stock of Holding by each director and executive officer, and all directors and executive officers as a group. Freedom and W. B. Collett (“Collett”) entered into an Indemnification Agreement dated May 10, 2002, which Freedom agreed to indemnify and to hold Collett harmless from his personal guarantee of a loan by CIB Bank, Frankfort, Illinois to Freedom in the principal amount of $2,100,000. Freedom is indebted to Collett on various demand promissory notes in the amount of $3,547,000 as of September 30, 2005. As security for various demand notes and Colletts’ personal guaranty to CIB Bank, Freedom pledged to Collett the following shares of Company stock owned by Freedom: 886,157 issued and outstanding shares of common stock, $1,000,000 face amount of Series F Preferred Stock and $200,000 face amount of Series E Preferred Stock. Freedom and Holding each may be deemed to be a “parent” of the Company as such term is defined in the rules promulgated under the Securities Exchange Act of 1934. Holding’s sole business currently is to hold shares of Freedom.

	The Company			Freedom			Holding
Directors and Executive Officers	Number of Shares (1)		Percent of Class (2)	Number of Shares (1)		Percent of Class (3)	Number of Shares (1)	Percent of Class (4)

W. B. Collett	1,514,491	(3)	39.9%	1,109,011	(4)	100%	412.1	74.3%
W. B. Collett, Jr	180,000	(9)	5.4%	—		—	87.9	15.9%
Kimberly R. Tharp	27,500	(12)	<1%	—		—	—	—
Roland M. Howell	463,334	(8)	13.8%	—		—	—	—
William C. Haddon	25,000	(11)	<1%	—		—	—	—
George W. Galloway, Jr.	50,000	(10)	1.5%	—		—	—	—
All current directors and Executive officers as a group (6 persons) (6)	2,260,325		53.01%	1,109,011	(7)	100%	500.00	90.1%

5% Beneficial Owners	Number of Shares (1)		Percent of Class (2)	Number of Shares (1)		Perent of Class (3)	Number of Shares (1)	Percent of Class (4)

Freedom Financial Corporation (7)	1,034,491		31.2%	N/A		N/A	N/A	N/A
BOK DPC Asset Holding Corporation*
Roland M. and Dorothy V. Howell(5)(8)	463,334		13.8%	N/A		N/A	N/A	N/A

——————

*

The Company was advised that BOK sold all their shares of Florida Gaming Corporations Common Stock during calendar year 2004

(1)

Based upon information furnished to the Company by the named person, and information contained in filings with the Securities and Exchange Commission (the “Commission”). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares shown by them.

(2)

Based on 3,170,150 shares outstanding as of December 31, 2004. Shares of Common Stock of the Company subject to options exercisable or preferred stock convertible within 60 days are deemed outstanding for computing the percentage of class of the person holding such options or preferred stock, but are not deemed outstanding for computing the percentage of class for any other person.

(3)

Of the 1,514,491 shares, it includes 1,034,491 shares beneficially owned by Freedom, which includes 148,334 shares of the Company into which 1000 shares of the Company’s Series F Preferred Stock owned by Freedom are convertible. Mr. Collett may be deemed to beneficially own the shares held by Freedom, although he disclaims such beneficial ownership of such shares. Mr. Collett can exert considerable influence over the election of the Company’s directors and the outcome of corporate actions requiring stockholder approval. The above number of shares (1,514,491) also includes options granted to Mr. Collett to purchase 480,000 shares of the Company’s common stock.

(4)

Includes 1,109,011 shares owned by Holding. Mr. Collett may be deemed to beneficially own the shares held by Holding, although he disclaims beneficial ownership of such shares.

(5)

Includes 148,334 shares of common stock into which 1000 shares of the Company’s Series F Preferred Stock owned jointly by Mr. and Mrs. Howell are convertible. Of the 463,334 shares, Mr. and Mrs. Howell own 135,000 shares as joint tenants and share voting and investment power, Mr. Howell owns 75,000 shares individually and retains sole voting and investment power with respect to these shares. Mrs. Howell owns 72,500 shares individually and retains sole voting and investment power with respect to these shares. In addition, the above figure (463,334) includes options granted to Mr. Howell to purchase 32,500 shares of the Company’s common stock.

(6)

Includes 1,086,669 shares which may be acquired by all directors and executive officers as a group.

(7)

See Note (3). The address of Freedom Financial Corporation and Freedom Holding, Inc. is 2669 Charlestown Road, Suite D, New Albany, Indiana 47150. The business address of W. B. Collett is 1750 South Kings Highway, Fort Pierce, Florida 34945-3099.

(8)

Roland M. and Dorothy V. Howell’s address is Plaza Venetia, Suite 22 A-B, Miami, Florida 33132.

(9)

W. Bennett Collett, Jr. has been granted the option to purchase 180,000 shares.

(10)

George W. Galloway has been granted the option to purchase 50,000 shares.

(11)

William C. Haddon has been granted the option to purchase 25,000 shares.

(12)

Kimberly R. Tharp has been granted the option to purchase 27,500 shares.

Independent Public Accountants

King & Company PSC, is the Company’s current Independent Registered Public Accounting Firm and has audited the Company’s consolidated balance sheet as of December 31, 2004, and the related consolidated statements of operations, stockholders’ equity (deficit) and comprehensive loss and cash flows for the years ended December 31, 2004 and December 31, 2003. The board of directors selected King & Company PSC as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2005 and has asked the shareholders to confirm this appointment.

Representatives of King & Company PSC are expected to be present at the Annual Meeting of the Stockholders or available by telephone.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Florida Gaming Corporation’ proxy statement and form of proxy for its next annual meeting of shareholders will be November 10, 2006 deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Florida Gaming Corporation’ proxy statement and form of proxy is considered untimely is 45 days prior to November 10, 2006.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended. The public may read and copy these materials at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding the Company and other companies that file materials with the SEC electronically. The Company’s headquarters are located at 2669 Charlestown Road, Suite D, New Albany, IN 47150. The Company’s phone number at that address is (502) 589-2000 and e-mail address is freedomf@bellsouth.net. The Company’s website is fla-gaming.com.

A copy of the Company’s Form 10-KSB for the year ended December 31, 2004, without exhibits, is being delivered with this proxy statement. A copy of the Company’s Form 10-QSB for the six months ended June 30, 2005, can also be obtained without charge by writing to: Mrs. Kim Tharp, Chief Financial Officer, Florida Gaming Corporation, 2669 Charlestown Road, Suite D, New Albany, Indiana 47150 or by calling (502) 589-2000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. B. Collett
W. B. Collett
Chairman of the Board
and Chief Executive Officer

September 30, 2005

Exhibit A

FLORIDA GAMING CORPORATION
AUDIT COMMITTEE CHARTER

Responsibilities of the Audit Committee.

The Audit Committee is charged with oversight of the Company’s financial reporting process, the system of the Company’s internal financial controls, and the audit process.

Organization of the Audit Committee.

The Audit Committee shall consist of three directors of the Company to be elected annually by the Board of Directors, each of whom shall be an independent director of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers.

The Audit Committee shall elect one of its members to serve as Chairman of the Committee and one to serve as Secretary of the Committee.

Meetings of the Audit Committee.

As many meetings of the Audit Committee shall be held as are needed to enable the Audit Committee to fulfill its duties and responsibilities. Meetings may be called by the Chairman of the Committee or by any two members of the Committee by giving oral or written notice of the meeting to all of the other members of the Committee not less than two days prior to the meeting. A majority of the members of the Audit Committee shall constitute a quorum for the purpose of transacting business.

Meetings of the Audit Committee may be held in person or by telephonic communications which permit each participating member of the Committee to communicate with all of the other participating members of the Committee.

The Chairman of the Audit Committee shall preside at all meetings of the Audit Committee. If the Chairman is absent, the other members of the Committee shall select one of them to serve as Chairman.

The Secretary of the Audit Committee shall keep written minutes of each meeting. The minutes shall be signed by the Secretary and the Chairman and placed in the Company’s minute book. If the Secretary if absent, the other members of the Committee shall select one of them to serve as Secretary of the Meeting.

Duties and Responsibilities of the Audit Committee.

The Audit Committee shall:

•

Review the adequacy of the Company’s internal financial control structure.

•

Review the activities, organizational structure and qualifications of the Company’s internal audit function.

•

Recommend appointment of the Company’s external auditors.

•

Receive the written disclosures and the letter from the Company’s external auditors required by Independence Standards Board Standard No. 1.

•

Review the Company’s external auditors’ fee arrangements.

•

Review the Company’s external auditors’ proposed audit scope and approach.

•

Discuss with the Company’s external auditors the matters required to be discussed by SAS 61.

•

Review the performance of the Company’s external auditors.

•

Conduct a review of the Company’s financial statements, including Management’s Discussion and Analysis, and audit findings, including significant suggestions for improvements to management by the external auditors.

•

Review and discuss the Company’s audited financial statements with management.

•

If satisfied with the audited financial statements, recommend to the Board of Directors their inclusion in the Company’s Annual Report on Form 10-KSB.

•

Review the Company’s interim financial reports.

•

Review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements.

•

Review the findings of any examinations by regulatory agencies.

•

Review the Company’s policies and procedures in effect for the review of officers’ expenses and perquisites.

•

If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

•

Perform other oversight functions as requested by the full Board of Directors.

Reports Required by the Audit Committee.

The Audit Committee shall regularly update the Board of Directors about the activities of the Audit Committee.

FORM OF PROXY